Mercantile Bank Corporation

Conference Call and Webcast Presentation

Second Quarter 2022



Forward-Looking Statements

Forward-Looking Statements

This news release contains statements or information that may constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements can be identified by words such as: "anticipate," "intend," "plan," "goal," "seek," "believe," "project," "estimate," "expect," "strategy," "future," "likely," "may," "should," "will," and similar references to future periods. Any such statements are based on current expectations that involve a number of risks and uncertainties. Actual results may differ materially from the results expressed in forward-looking statements. Factors that might cause such a difference include changes in interest rates and interest rate relationships; increasing rates of inflation and slower growth rates; significant declines in the value of commercial real estate; market volatility; demand for products and services; the degree of competition by traditional and nontraditional financial services companies; changes in banking regulation or actions by bank regulators; changes in tax laws; changes in prices, levies, and assessments; the impact of technological advances; potential cyber-attacks, information security breaches and other criminal activities; litigation liabilities; governmental and regulatory policy changes; the outcomes of existing or future contingencies; trends in customer behavior as well as their ability to repay loans; changes in local real estate values; damage to our reputation resulting from adverse publicity, regulatory actions, litigation, operational failures, and the failure to meet client expectations and other facts; changes in the method of determining Libor and the phase-out of Libor; changes in the national and local economies, including the ongoing disruption to financial markets and other economic activity caused by the COVID-19 pandemic and unstable political and economic environments; and other factors, including those expressed as risk factors, disclosed from time to time in filings made by Mercantile with the Securities and Exchange Commission. Mercantile undertakes no obligation to update or clarify forward-looking statements, whether as a result of new information, future events or otherwise. Investors are cautioned not to place undue reliance on any forward-looking statements contained herein.

Executive Management Team



Robert B. Kaminski, Jr.
President & Chief Executive Officer

Mr. Kaminski joined the Bank in 1997 and has over 38 years of commercial banking experience. Mr. Kaminski was appointed President and Chief Executive Officer of Mercantile on January 1, 2017 and continues to serve as Chief Executive Officer of the Bank, a position he has held since 2015.



Raymond E. Reitsma
EVP, Chief Operating Officer & President of the Bank

Mr. Reitsma was appointed President of the Bank effective January 1, 2017, and has been with the Bank for 19 years, beginning with his initial role as a Commercial Loan Manager in 2003, including holding the title of Senior Lender for eight years.



Charles E. Christmas
EVP, Chief Financial Officer & Treasurer

Mr. Christmas joined the Bank in 1998 and has over 35 years of banking experience. Before being promoted to his current role, he served as SVP and CFO of Mercantile and the Bank from 2000 to 2015. Mr. Christmas also serves as Treasurer of Mercantile, a position he has held since 2000.

A Commitment to Excellence

Performance Highlights

As of June 30, 2022

- Year-to-date annualized net core commercial loan growth of approximately 11 percent
- Sustained strength in commercial loan pipeline
- Net interest income growth
- Balance sheet structured to provide net interest income growth in rising interest rate environment
- Significant increases in several key fee income categories
- Continued low levels of nonperforming assets and loan charge-offs
- Robust capital position

NASDAQ: MBWM

$500M **MARKET CAP**

$5.06B **TOTAL ASSETS**

$3.72B **TOTAL LOANS**

$3.87B **TOTAL DEPOSITS**

Strategic Initiatives

LEVERAGE INVESTMENTS

- Expand usage of Treasury Management products and services
- Cultivate new market growth
  - Southeast Michigan
  - West Michigan
  - Midland, Michigan
  - Petoskey, Michigan
  - Saginaw, Michigan
  - Cincinnati, Ohio
- Further entrench strong presence in Grand Rapids/Kent County
- Capitalize on merger disruptions
- Continue to deepen new and current relationships

DIGITAL DELIVERY

- Expand customer utilization of digital banking services
- Personalize the digital experience
- Deploy digital onboarding for all products
- Leverage data to customize client interactions and refine internal systems
- Offer best-in-class products and services
- Continued enhancement of digital products & services

PEOPLE & CULTURE

- Recruit and retain top talent and develop emerging leaders
- Maintain strong training programs
- Expand Diversity, Equity & Inclusion initiatives
- Implement best practices with evolving Environmental, Social & Governance frameworks
- Support customers during times of economic uncertainty
- Continue development of strong community partnerships and volunteer involvement

RISK & PROCESS

- Maintain dynamic Enterprise Risk Management Program
- Optimize "work from home/work from office" framework
- Evolve branches into relationship centers
- Ensure financial strength and resiliency
- Maintain robust asset, transaction and risk analysis processes
- Deploy data analytics programs to improve efficiency and monitor risk

Forward Progress

DEI
Diversity, Equity & Inclusion

- 33% gender, racial and ethnic diversity on Board of Directors.
- All team members have access to enriching learning and growth opportunities via a wide variety of methods, including live speaking engagements, videos, books, articles, group discussion and training sessions.
- 21% minority hire rate in 2021.
- Supervisors provided with best practices, resources and tools with which to engage their teams and promote collaboration across all departments.
- Diversity Council comprised of a wide cross-section of employees and departments, working together to implement supportive DEI strategies and new ideas to help ensure everyone feels like an integral part of the workplace.
- Comprehensive Diversity, Equity & Inclusion Policy, Human Rights Policy and Diverse Vendor Program.

ESG
Environmental, Social & Governance

- Engaged and active ESG Committee.
- Branch and office optimizations with more efficient facilities in the same markets, including the deployment of Video Banking Machines and the opening of locations in new markets.
- Ongoing expansion of strong community partnerships and volunteer involvement.
- Risk management monitoring through a risk and control framework encompassing a variety of separate but complementary financial, credit, operational, compliance and legal reporting systems and processes.
- Awarded four Affordable Housing Program grants totaling nearly $2M in 2021.
- Donations of about $0.8M in support of non-profit organizations within our communities in 2021.
- Installation of Electric Vehicle charging stations on a pilot program.
- 190 tons of paper securely shredded and recycled.
- $290MM in Community Development lending in 2021.
- $525MM in Small Business lending in 2021.
- Providing a variety of financial education classes to schools and community organizations.

Product Offerings

PEER PRODUCT	MBWM	BAC	JPM	FITB	CMA
Autobooks for Small Business with Electronic Invoicing & Collection	✓				
Bill Payment & ACH	✓	✓	✓	✓	✓
Cash Management	✓	✓	✓	✓	✓
Credit Card Rewards	✓	✓	✓	✓	✓
Health Savings Account	✓	✓	✓	✓	✓
In-House Payroll Services & Human Capital Management Solutions	✓				
Integrated Payables	✓	✓	✓	✓	✓
Integrated Receivables	✓	✓	✓	✓	✓
Merchant Services	✓	✓	✓	✓	✓
Personal Finance Management (Within Online & Mobile Banking)	✓	✓			✓
Remote Deposit Capture	✓	✓	✓	✓	✓

Michigan's Community Bank®

Top 10 Deposit Market Share in Michigan

- Founded in Grand Rapids in 1997
- Second largest bank headquartered in MI
- 45 banking locations
- Expanded to Cincinnati, Ohio and Midland, Michigan in 2020 & Petoskey, Michigan in 2021
- Addition of new lending teams focused at driving growth in all markets


Petoskey
Traverse City
Cadillac
West Branch
Mt Pleasant
Holland
Grand Rapids
Lansing
Kalamazoo
Detroit

Top 5 Michigan Markets*

County	Total Deposits (in thousands)	Unemployment Rate	2020 Population	10 Year Population Change	10 Year Growth %
Kent	$1,619,521	4.1%	657,974	+55,352	9.2%
Clinton	$332,897	3.7%	79,128	+3,746	5.0%
Kalamazoo	$298,988	4.4%	261,670	+11,339	4.5%
Isabella	$252,024	4.5%	64,394	-5,917	-8.4%
Gratiot	$201,724	4.8%	41,761	-715	-1.7%


Cincinnati

*Deposit data as of June 30, 2021. Unemployment data as of October 2021 from the Michigan Bureau of Labor. Population data from the U.S. Census.

Financial Performance

Second Quarter 2022



Consolidated Reports of Income

(Unaudited)

Unaudited

	Three Months Ended	Three Months Ended	Six Months Ended	Six Months Ended
	June 30, 2022	June 30, 2021	June 30, 2022	June 30, 2021
Net Income	$ 11,737,000	$ 18,091,000	$ 23,229,000	$ 32,331,000
Basic earnings per share	$ 0.74	$ 1.12	$ 1.47	$ 2.00
Diluted earnings per share	$ 0.74	$ 1.12	$ 1.47	$ 2.00
Average basic shares outstanding	15,848,681	16,116,070	15,844,763	16,199,096
Average diluted shares outstanding	15,848,681	16,116,666	15,844,790	16,199,620

Consolidated Reports of Income
(Unaudited)

Net Interest Income

	Three Months Ended June 30, 2022	Three Months Ended June 30, 2021	Six Months Ended June 30, 2022	Six Months Ended June 30, 2021
INTEREST INCOME				
Loans, including fees	$ 36,003,000	$ 33,789,000	$ 69,254,000	$ 66,774,000
Investment securities	2,529,000	1,802,000	4,794,000	3,434,000
Other interest-earning assets	1,018,000	183,000	1,384,000	351,000
Total interest income	39,550,000	35,774,000	75,432,000	70,559,000
INTEREST EXPENSE				
Deposits	1,873,000	2,346,000	3,698,000	5,063,000
Short-term borrowings	49,000	40,000	99,000	76,000
Federal Home Loan Bank advances	1,911,000	2,050,000	3,774,000	4,077,000
Other borrowed money	1,391,000	467,000	2,650,000	939,000
Total interest expense	5,224,000	4,903,000	10,221,000	10,155,000
Net interest income	34,326,000	30,871,000	65,211,000	60,404,000
Provision for loan losses	500,000	(3,100,000)	600,000	(2,800,000)
Net interest income after provision for loan losses	$ 33,826,000	$ 33,971,000	$ 64,611,000	$ 63,204,000

Consolidated Reports of Income
(Unaudited)

Noninterest Income

	Three Months Ended	Three Months Ended	Six Months Ended	Six Months Ended
	June 30, 2022	June 30, 2021	June 30, 2022	June 30, 2021
Service charges on accounts	$ 1,495,000	$ 1,209,000	$ 2,910,000	$ 2,363,000
Mortgage banking income	1,947,000	7,695,000	5,228,000	16,495,000
Credit and debit card income	2,134,000	1,920,000	4,015,000	3,598,000
Interest rate swap income	430,000	1,495,000	1,781,000	2,148,000
Payroll services	464,000	405,000	1,102,000	962,000
Earnings on bank owned life insurance	785,000	297,000	1,072,000	574,000
Gain on sale of branch	0	1,058,000	0	1,058,000
Other income	486,000	477,000	910,000	821,000
Total noninterest income	$ 7,741,000	$ 14,556,000	$ 17,018,000	$ 28,019,000

Consolidated Reports of Income

(Unaudited)

Noninterest Expense

		Three Months Ended		Three Months Ended		Six Months Ended		Six Months Ended
		June 30, 2022		June 30, 2021		June 30, 2022		June 30, 2021
Salaries and benefits	$	15,676,000	$	16,194,000	$	31,186,000	$	31,279,000
Occupancy		2,064,000		1,977,000		4,168,000		3,991,000
Furniture and equipment		935,000		902,000		1,869,000		1,791,000
Data processing costs		3,091,000		2,775,000		6,064,000		5,392,000
Other expense		5,176,000		4,344,000		9,397,000		8,856,000
Total noninterest expense		26,942,000		26,192,000		52,684,000		51,309,000
Income before federal income tax expense		14,625,000		22,335,000		28,945,000		39,914,000
Federal income tax expense		2,888,000		4,244,000		5,716,000		7,583,000
Net Income	$	11,737,000	$	18,091,000	$	23,229,000	$	32,331,000

Consolidated Reports of Income
(Unaudited)

Yield on Assets/ Cost of Funds

	Quarterly				
	2022 2nd Qtr	2022 1st Qtr	2021 4th Qtr	2021 3rd Qtr	2021 2nd Qtr
Yield on loans	3.97%	3.87%	4.07%	4.07%	3.99%
Yield on securities	1.68%	1.52%	1.46%	1.46%	1.54%
Yield on other interest-earning assets	0.76%	0.19%	0.15%	0.16%	0.12%
Yield on total earning assets	3.32%	2.99%	3.12%	3.13%	3.20%
Yield on total assets	3.13%	2.82%	2.94%	2.94%	3.02%
Cost of deposits	0.19%	0.19%	0.19%	0.23%	0.25%
Cost of borrowed funds	1.90%	1.82%	1.66%	1.67%	1.73%
Cost of interest-bearing liabilities	0.72%	0.66%	0.63%	0.69%	0.74%
Cost of funds *(total earning assets)*	0.44%	0.42%	0.38%	0.42%	0.44%
Cost of funds *(total assets)*	0.41%	0.39%	0.36%	0.39%	0.41%
Net interest margin *(fully tax-equivalent)*	2.88%	2.57%	2.74%	2.71%	2.76%

Consolidated Reports of Income
(Unaudited)

Mortgage Banking Activity

($ in thousands)		Quarterly				
		2022 2nd Qtr	2022 1st Qtr	2021 4th Qtr	2021 3rd Qtr	2021 2nd Qtr
Total mortgage loans originated	$	190,900	168,200	210,200	259,500	237,300
Purchase mortgage loans originated	$	157,400	101,400	124,500	143,600	144,500
Refinance mortgage loans originated	$	33,500	66,800	85,700	115,900	92,800
Mortgage loans originated to sell	$	52,300	75,700	129,500	177,800	140,500
Net gain on sale of mortgage loans	$	1,800	3,200	6,900	6,700	7,700

Consolidated Reports of Income

(Unaudited)

Asset Quality

($ in thousands)		Quarterly				
		2022 2nd Qtr	2022 1st Qtr	2021 4th Qtr	2021 3rd Qtr	2021 2nd Qtr
Gross loan charge-offs	$	0	200	200	700	100
Recoveries	$	300	300	1,500	300	400
Net loan charge-offs (recoveries)	$	(300)	(100)	(1,300)	400	(300)
Net loan charge-offs to average loans		(0.04%)	(0.01%)	(0.16%)	0.05%	(0.04%)
Provision for credit losses	$	500	100	(3,400)	1,900	(3,100)
Allowance for credit losses	$	36,000	35,200	35,400	37,400	35,900
Allowance to loans		0.97%	0.99%	1.02%	1.13%	1.11%
Allowance to loans excluding PPP loans		0.97%	0.99%	1.04%	1.17%	1.20%
Nonperforming loans	$	1,800	1,600	2,500	2,800	2,700
Other real estate/repossessed assets	$	0	0	0	100	400
Nonperforming loans to total loans		0.05%	0.05%	0.07%	0.08%	0.08%
Nonperforming assets to total assets		0.04%	0.03%	0.05%	0.06%	0.07%

Consolidated Reports of Income

(Unaudited)

Nonperforming Assets Reconciliation

($ in thousands)		Quarterly				
		2022 2nd Qtr	2022 1st Qtr	2021 4th Qtr	2021 3rd Qtr	2021 2nd Qtr
Beginning balance	$	1,600	2,500	2,900	3,100	3,200
Additions	$	300	100	200	400	500
Return to performing status	$	0	(200)	0	0	0
Principal payments	$	(100)	(700)	(400)	(300)	(500)
Sale proceeds	$	0	0	(100)	(200)	0
Loan charge-offs	$	0	(100)	(100)	0	(100)
Valuation write-downs	$	0	0	0	(100)	0
Ending balance	$	1,800	1,600	2,500	2,900	3,100

Thoughts on Remainder of 2022

Rising Prime/Libor/SOFR Rates

	Basis Points
July 27, 2022	75
September 21, 2022	50
November 2, 2022	25

Performance Metrics

	3rd Qtr	4th Qtr
Net Interest Margin	3.40% – 3.50%	3.80% – 3.90%
Average Earning Assets	$4.7B – $4.8B	$4.7B – $4.8B
Fee Income	$6.5M – $7.5M	$6.5M – $7.5M
Overhead Costs	$26M – $27M	$26M – $27M
Federal Tax Rate	19.75%	19.75%

Mercantile Bank Corporation

Strong Credit Culture

Diversified Lending

Mercantile has worked continuously since the end of the Great Recession to place itself in a position of strength regardless of the economic conditions. Our loan portfolio has been built through the cultivation and development of deep mutually beneficial client relationships. Loan portfolio metrics have remained very strong, including during disruptions caused by the COVID-19 Pandemic, reflecting the solid performance of the Bank's customers.



Asset Quality Metrics

Quarter Trends ($ in thousands)

	6/30/22	3/31/22	12/31/21	9/30/21	6/30/21	3/31/21
Net loan charge-offs (recoveries)	($300)	($100)	($1,300)	$400	($300)	($400)
Net loan charge-offs to average loans	(0.04%)	(0.01%)	(0.16%)	0.05%	(0.04%)	(0.05%)
Allowance to loans	0.97%	0.99%	1.02%	1.13%	1.11%	1.15%
Nonperforming loans to total loans	0.05%	0.05%	0.07%	0.08%	0.08%	0.08%
Nonperforming assets to total assets	0.04%	0.03%	0.05%	0.06%	0.07%	0.07%

4 bps
Nonperforming Assets to Total Assets

Core Commercial Loan Growth (dollars in millions)

Five Quarter Trend

	6/30/22	3/31/22	12/31/21	9/30/21	6/30/21
Core Commercial Loans	$3,069	$2,993	$2,910	$2,727	$2,564
PPP Loans	$3	$12	$40	$116	$246
Total Commercial Loans	$3,072	$3,005	$2,950	$2,843	$2,810

Five Year Trend

	12/31/21	12/31/20	12/31/19	12/31/18	12/31/17
Core Commercial Loans	$2,910	$2,429	$2,442	$2,360	$2,204
PPP Loans	$40	$365	$–	$–	$–
Total Commercial Loans	$2,950	$2,794	$2,442	$2,360	$2,204

Commercial Loan Portfolio Composition

Loan Type*

- Commercial & Industrial
- Commercial Vacant Land, Land Development & Residential Construction
- Commercial Real Estate – Owner Occupied
- Commercial Real Estate – Non-Owner Occupied
- Commercial Real Estate – Multi-Family & Residential Rental


7%
39%
33%
19%
2%

As of June 30, 2022. Excludes PPP Loans.

Loan Concentration

Industry*

- Real Estate, Rental & Leasing
- Services
- Agriculture, Oil & Gas Extraction & Utilities
- Construction
- Manufacturing
- Wholesale Trade
- Retail Trade
- Transportation & Warehousing
- Information
- Finance & Insurance


1%
4%
17%
6%
7%
2%
1%
3%
39%
20%

As of June 30, 2022

Commercial Credit Exposure

Credit Risk Profile by Internal Credit Risk Grades ($ in millions)

Internal Credit Risk Grade Groupings	Commercial & Industrial	Commercial Vacant Land, Land Development, & Residential Construction	Commercial Real Estate – Owner Occupied	Commercial Real Estate – Non-Owner Occupied	Commercial Real Estate – Multi-Family & Residential Rental
Grades 1-4	$726.0	$40.3	$363.4	$508.7	$136.7
Grades 5-7	$454.6	$17.4	$235.0	$481.8	$87.8
Grades 8-9	$7.1	$0.1	$0.2	$12.6	$0.1
Total Commercial	$1,187.7	$57.8	$598.6	$1,003.1	$224.6
% of Total Commercial Loans as of June 30, 2022	39%	2%	19%	33%	7%

Past Due Loans

Commercial & Retail Past Due Loans* ($ in millions)

	30 – 59 Days Past Due	60 – 89 Days Past Due	> 89 Days Past Due	Total Past Due	Current	Total Loans	Recorded Balance > 89 Days & Accruing
Commercial & Industrial	-	-	-	-	$1,187.7	$1,187.7	-
Vacant Land, Land Development, Residential Construction	-	-	-	-	$57.8	$57.8	-
Real Estate – Owner Occupied	-	-	-	-	$598.6	$598.6	-
Real Estate – Non-Owner Occupied	-	-	-	-	$1,003.1	$1,003.1	-
Real Estate – Multi-Family & Residential Rental	-	-	-	-	$224.6	$224.6	-
Total Commercial	-	-	-	-	$3,071.8	$3,071.8	-
1-4 Family Mortgages	$0.1	$0.1	$0.2	$0.4	$623.2	$623.6	-
Other Consumer Loans	-	-	-	-	$28.4	$28.4	-
Total Retail	$0.1	$0.1	$0.2	$0.4	$651.6	$652.0	-
Total Past Due Loans	**$0.1**	**$0.1**	**$0.2**	**$0.4**	**$3,723.4**	**$3,723.8**	**-**

**As of June 30, 2022. Excludes current non-accrual loans.*

Past Due Loans

1 bp
Past Due Loans as % of Total Loans


$0.4
$2.0
$2.1
$1.1
$2.0
$2.1
$3.0
$2.1
$1.4
$3.5
$3.0
$2.5
$2.0
$1.5
$1.0
$0.5
$0.0
Millions
6/30/22
3/31/22
12/31/21
9/30/21
6/30/21
3/31/21
12/31/20
9/30/20
6/30/20
30-89 Days Past Due
90 Days & Over Past Due
Over 89 Days Past Due & Accruing

Commercial Loans * (dollars in thousands)

Floating Rate Information

	Balance	Percentage
Floating Rate Commercial Loans	$1,933,000	63%
Fixed Rate Commercial Loans	$1,139,000	37%
Total Commercial Loans	**$3,072,000**	**100%**

Repricing Outlook

	Balance	Percentage
Reprice Immediately	$1,858,000	96%
After 0.25%	$35,000	98%
After 0.50%	$40,000	100%

*As of June 30, 2022

Managing Abundant Deposits & Liquidity

Total Deposits of $3.87B*

- Continue to attract local deposits, supporting improved funding costs
- Loan to deposit ratio of 96%
- Noninterest-bearing deposits comprise 45% of total deposits


Total Deposits
$4.0
$3.5
$3.0
$2.5
$2.0
$1.5
$1.0
$0.5
$0.0
Billions
12/31/21
12/31/20
12/31/19
12/31/18
12/31/17
Interest-bearing
Noninterest-bearing

*As of June 30, 2022

Noninterest Income Strategic Initiatives

Mortgage activity negatively impacted by increasing rate environment but buoyed by strong purchase/construction sales efforts


MORTGAGE PRODUCTION
$300
$250
$200
$150
$100
$50
$-
Volume in Millions
1,400
1,200
1,000
800
600
400
200
0
Units
1st Quarter
2nd Quarter
3rd Quarter
4th Quarter
2021
2022
2021 Units
2022 Units

Noninterest Income Strategic Initiatives

Mortgage volume in dollars by purpose


Purchase/Construction
Refinance
$160
$140
$120
$100
$80
$60
$40
$20
$0
Thousands
6/30/22
3/31/22
12/31/21
9/30/21
6/30/21

Noninterest Income Strategic Initiatives

Mortgage portfolio balances growing due to the confluence of product mix changes and client preference


MORTGAGE PORTFOLIO BALANCE TREND
$700
$600
$500
$400
$300
$200
$100
$0
Millions
6/30/22
3/31/22
12/31/21
9/30/21
6/30/21


PERCENTAGE OF LOANS SOLD
80%
70%
60%
50%
40%
30%
20%
10%
0%
6/30/22
3/31/22
12/31/21
9/30/21
6/30/21

Thank you for your interest in our company

NASDAQ Global Select Market Symbol: **MBWM**

310 Leonard Street NW, Grand Rapids, MI 49504

616.406.3000 or 800.453.8700

www.mercbank.com

